UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2019

FIRST GUARANTY BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Louisiana	001-37621	26-0513559
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

400 East Thomas Street
Hammond, Louisiana		70401
(Address of principal executive offices)		(Zip Code)

(985) 345-7685
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	FGBI	The Nasdaq Stock Market LLC

Item 1.01.        Entry into a Material Definitive Agreement.

On July 31, 2019, First Guaranty Bancshares, Inc. ("First Guaranty") entered into an Agreement and Plan of Shares Exchange (the "Exchange Agreement") with Union Bancshares, Incorporated, a Louisiana corporation ("Union"), pursuant to which First Guaranty will acquire all of the outstanding shares of Union for cash (the Share Exchange"). Following the consummation of the Share Exchange, Union will merge into First Guaranty and Union's wholly-owned subsidiary, The Union Bank ("Union Bank"), will merge with and into First Guaranty Bank, a Louisiana state chartered commercial bank and wholly-owned subsidiary of First Guaranty, with First Guaranty Bank continuing as the surviving entity. The Exchange Agreement was unanimously approved by the Board of Directors of each of First Guaranty and Union.

The aggregate purchase price of the transaction is approximately $43.0 million. Under the terms of the Exchange Agreement, each outstanding share of Union common stock will be converted into the right to receive an amount in cash, equal to 1.5 times the Union estimated tangible book value at September 30, 2019 (the "Cash Consideration") divided by the number of outstanding shares of Union common stock. The Cash Consideration will be comprised of 100% cash.

The Exchange Agreement includes customary representations and warranties made by First Guaranty and Union, each with respect to its and its subsidiaries' businesses. Each party has also agreed to customary covenants, including, among others, covenants relating to the conduct of its business during the interim period between the execution of the Exchange Agreement and the consummation of the Share Exchange.

The Share Exchange is expected to close late in the fourth quarter of 2019. The Share Exchange is subject to approval by Union's stockholders as well as regulatory approval and other customary closing conditions.

The foregoing description of the Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the Exchange Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated into this report by reference. The representations, warranties and covenants of each party set forth in the Exchange Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Exchange Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Exchange Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (1) will not survive consummation of the Share Exchange, unless otherwise specified therein, and (2) were made only as of the date of the Exchange Agreement or such other date as is specified in the Exchange Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Exchange Agreement, which subsequent information may or may not be fully reflected in the parties' public disclosures. Accordingly, the Exchange Agreement is included with this filing only to provide investors with information regarding the terms of the Exchange Agreement, and not to provide investors with any other factual information regarding First Guaranty or Union, their respective affiliates or their respective businesses. The Exchange Agreement should not be read alone, but should instead be read in conjunction with the other information regarding First Guaranty, Union, their respective affiliates or their respective businesses, that will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q, Forms 8-K and other filings that First Guaranty makes with the Securities and Exchange Commission (the "SEC").

Item 8.01.        Other Events.

On August 5, 2019, First Guaranty and Union issued a joint press release announcing the execution of the Exchange Agreement. A copy of the joint press release is attached hereto as Exhibit 99.1.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) the benefits of the transaction, including future financial and operating results and cost savings that may be realized from the transaction; (ii) plans, objectives, expectations and intentions and other statements that are not historical facts; and (iii) other statements identified by words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates" or words of similar meaning. These forward-looking statements are based upon the current beliefs and expectations and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements.

Among the important factors that could cause future events or results to vary from those addressed in the forward-looking statements include, without limitation, risks and uncertainties arising from the possibility that the closing of the transaction may be delayed or may not occur; difficulties with the integration process or the realization of the expected benefits of the transaction; and general regulatory developments impacting the banking industry. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in First Guaranty's reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the SEC and available at the SEC's Internet site (http://www.sec.gov). Except as required by law, First Guaranty is under no duty to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.

Item 9.01.        Financial Statements and Exhibits.

(a)	Not Applicable.
(b)	Not Applicable.
(c)	Not Applicable.
(d)	Exhibits
	Exhibit No.	Description
	Exhibit 2.1	Agreement and Plan of Share Exchange by and between First Guaranty Bancshares, Inc. and Union Bancshares, Incorporated, dated as of July 31, 2019.*
	Exhibit 99.1	Joint Press Release dated August 5, 2019.
*Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST GUARANTY BANCSHARES, INC.
(Registrant)
Date: August 5, 2019
	By:	/s/Alton B. Lewis, Jr.
Alton B. Lewis, Jr.
Vice Chairman of the Board and
Principal Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description
Exhibit 2.1	Agreement and Plan of Share Exchange by and between First Guaranty Bancshares, Inc. and Union Bancshares, Incorporated, dated as of July 31, 2019.
Exhibit 99.1	Joint Press Release dated August 5, 2019.